UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, July 16, 2026

Dear Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 on Thursday, July 16, 2026 at 4:00 p.m. local time. The Annual Meeting is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors;

2.	To consider and vote upon a proposal to approve the Smith-Midland Corporation 2026 Equity Incentive Plan;

3.	To ratify the appointment of the accounting firm BDO USA, P.C. as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2026; and

4.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on May 22, 2026 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy card in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet whether or not you expect to attend the Annual Meeting. If you attend the Annual Meeting, your proxy will, at your request, be revoked and you may vote your shares in person.

By Order of the Board of Directors

Ashley B. Smith Chairman

Midland, Virginia
June 2, 2026

Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on July 16, 2026. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing electronic copies of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly accessible website. The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2025 are available on the Internet and may be accessed at https://www.iproxydirect.com/SMID.

SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, July 16, 2026, at 4:00 p.m. local time at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being sent to stockholders of record on or about June 5, 2026, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: https://www.iproxydirect.com/SMID.

Stockholders of record at the close of business on May 22, 2026 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about the record date, 5,306,554 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), were issued and outstanding. The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of holders representing a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present. “Broker non-votes” occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one and two are considered non-routine matters and, therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers.

Directors are elected by a plurality of the votes cast. Abstentions, broker non-votes and failures to vote will have no effect on the election of directors.

The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote on the proposal will be required to approve the Company’s 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”). Abstentions will have the same effect as votes “against” this proposal, but broker non-votes will have no effect on the outcome of voting.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of BDO USA, P.C. as the Company’s independent public accountants for the fiscal year ending December 31, 2026 will be required for approval. Abstentions will have the same effect as votes cast “against” this proposal.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2025 and December 31, 2024, is available online at https://www.iproxydirect.com/SMID to all Stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Company’s Secretary prior to the Annual Meeting, or by submitting a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. Proxies that are signed and returned but do not include voting instructions will be voted in favor of the election of Directors of those persons named in this Proxy Statement, in favor of the proposal to approve the 2026 Equity Incentive Plan, and in favor of the proposal to ratify the appointment of BDO USA, P.C. as the independent registered public accountants for the for the year ending December 31, 2026.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

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Proposal No. 1

ELECTION OF DIRECTORS

Five Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his or her successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

Vote Required

Directors are elected by a plurality of the votes cast.

The Board unanimously recommends that Stockholders vote FOR election of the five nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Ashley B. Smith	64	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

James Russell Bruner	70	2018	Director

Matthew I. Smith	59	2023	Director, Vice President of Sales & Marketing, and President of Concrete Safety Systems

Read Van de Water	62	2023	Director

Richard Gerhardt	59	2016	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Ashley B. Smith.  Chairman of the Board of Directors, Chief Executive Officer, and President. Ashley B. Smith has served as Chairman of the Board of Directors since 2023, Chief Executive Officer of the Company since 2018, President of the Company since 2012, and as a Director since 1994. Mr. Smith was Vice President of the Company from 1990 to 2011. He is a past Chairman of the National Precast Concrete Association. Mr. Smith serves on the Board of Trustees of Bridgewater College in Bridgewater, Virginia. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience gives him the qualifications and skills necessary to serve in the capacity as a director of the Company.

James Russell Bruner. Director. Mr. Bruner has served as a member of the Board of Directors of the Company since 2018. Mr. Bruner has served as Chairman of Maersk Line, Limited (“Maersk Line”) from 2016 to May 2026 and was President and Chief Executive Officer of Maersk Line from 2014 to 2017. Maersk Line owns and operates a fleet of container and tanker ships that are under the flag of the United States. These ships support military, government and humanitarian missions through the transportation of United States government cargo on an international basis. Maersk Line operates as a subsidiary of A.P. Moller-Maersk A/S, an integrated transport and logistics company headquartered in Copenhagen, Denmark. Mr. Bruner attended Bridgewater College in Virginia. He is a graduate of the University of Michigan Executive Program and Harvard Business School’s Advanced Management Program. The Company believes that Mr. Bruner’s current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

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Matthew I. Smith. Director, Vice President of Sales & Marketing, and President of Concrete Safety Systems. Mr. Smith has served as a member of the Board of Directors of the Company since 2023. Mr. Smith is the Vice President of Sales & Marketing of the Company and the President of Concrete Safety Systems, the barrier rental division of Smith-Midland. He has served in these roles since 2008 and 2015, respectively. Prior to his appointment as a member of the Board of Directors, Mr. Smith served as an Advisor to the Board. He is active in the local community, serving as a member of the Board of Directors for Leadership Fauquier and as a Fauquier County Planning Commissioner. Mr. Smith is a past president and current board member of the Precast Concrete Association of Virginia. He has a bachelor’s degree in Business Administration from Bridgewater College. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience gives him the qualifications and skills necessary to serve in the capacity as a director of the Company.

Read Van de Water. Director. Ms. Van de Water has served as a member of the Board of Directors of the Company since 2023. She has served as Senior Vice President of External Affairs of Safran USA since 2011. Safran USA is an international high-technology aerospace, defense, and space company. Ms. Van de Water served as Chairman of the Board for the National Mediation Board from 2005 to 2009 and was a board member from 2003 to 2009. Ms. Van de Water served as the Assistant Secretary for Aviation & International Affairs for the U.S. Department of Transportation from 2001 to 2003 and as Legislative Counsel of International Trade and Health Care for The Business Roundtable from 1997 to 2001. Ms. Van de Water received her J.D. from The Georgetown University Law Center. She is also a graduate of Elliot School of International Affairs at George Washington University, and The University of the South: Sewanee. The Company believes that Ms. Van de Water’s current and past business and government-related experience provides her with the knowledge and skills necessary to serve in the capacity as a director of the Company.

Richard Gerhardt. Director. Mr. Gerhardt has served as a member of the Board of Directors of the Company since 2016. He is currently President of Sales Services International, Inc., a consulting firm, and previously served as Chief Sales Officer for IMEX Global Solutions, Inc., a logistics company, from 2019 to April 2024, and Corporate Development Officer of Palladin Consulting, LLC, a software services company, from May 2024 to December 2025, and is serving as a Fauquier County, Virginia Supervisor for the Cedar Run Magisterial District since 2016. From 2003 to 2014, Mr. Gerhardt served in an escalating succession of positions for three global shipping and logistic companies: DHL Global Mail, ESI Global Logistic and MSI Worldwide. His eight years as President, Chief Operating Officer, and shareholder of MSI Worldwide culminated in its acquisition by Belgian Post. Mr. Gerhardt holds a Bachelor of Arts in Business Administration with a minor in Economics from Washington College in Chestertown, Maryland. The Company believes that Mr. Gerhardt’s current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently James Russell Bruner, Read Van de Water, and Richard Gerhardt are independent directors of the Company as determined under the NASDAQ listing standards. Ashley B. Smith and Matthew I. Smith are not considered independent in view of their positions as current employees of the Company.

Meetings of the Board of Directors

The Board of Directors met formally six times during 2025 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent. All of the Company’s current directors attended all of the meetings of the Board of Directors in person and the respective committees of which they are members, other than Richard Gerhardt who missed one meeting of the Board of Directors.

No Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers, with the exception of Ashley B. Smith and Matthew I. Smith, who are brothers. There are no related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

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Nominating and Governance Committee

The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Nominating and Governance Committee held three meetings during the fiscal year ended December 31, 2025.

As of the record date, the members of the Nominating and Governance Committee consisted of James Russell Bruner, Read Van de Water (Chairperson), and Richard Gerhardt. All of the members of the Nominating and Governance Committee have been determined to meet the applicable Nasdaq listing rules and SEC rules for independence. The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•	considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by stockholders, directors, officers, employees and others;
•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board of Directors;
•	reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•	reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. In order to be timely, the notice must be delivered:

•	in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or if the public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date public disclosure of the annual meeting was first made; and
•	in the case of a special meeting, a purpose of which is the election of one or more Board members, not less than 90 days nor more than 120 days prior to the date of such special meeting or if the public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the date public disclosure of the special meeting was first made.

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The stockholder’s notice to the Secretary must set forth, among other things:

•	each person whom the stockholder proposes to nominate for election as a director

o	the nominee’s name, age, business address and residence address;
o	the nominee’s principal occupation and employment (present and for the past five (5) years);
o	the completed and signed questionnaire and representation agreement required by the Company’s by-laws;
o

all information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and a written statement of intent to serve as a director for the full term if elected;

o

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand; and

o

such other information as may reasonably be required by the Company or its Board of Directors, in its sole discretion, to determine (a) the eligibility of such proposed nominee to serve as a director of the Company, (b) whether such nominee qualifies as an independent director or audit committee financial expert under applicable law, securities exchange rule or regulation, or (c) such other information that the Board of Directors determines, in its sole discretion, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

•	the stockholder giving the notice

o	the name and address of such stockholder, as they appear on the Company’s books, and such beneficial owner, if any, and any persons that are acting in concert therewith;
o

a representation that the stockholder giving the notice is a holder of record of voting stock entitled to vote at such meeting, will continue to be a stockholder of record of voting stock entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to make such nomination or to propose such business;

o

the class or series and number of shares of the Company which are, directly or indirectly, owned of record and owned beneficially by such stockholder, such beneficial owner and their respective affiliates or associates, or others acting in concert therewith,

o

any derivative instrument related to any security of the Company directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any of their respective affiliates or associates, or others acting in concert therewith;

o

any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith has or pursuant to any proxy, contract, understanding or relationship may acquire any right to vote any security of the Company;

o

any performance-related fees that such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, is entitled to based on any on any increase or decrease in the value of securities of the Company or derivative instruments related to any security of the Company or short interests in any security of the Company;

o

any direct or indirect interest, including significant equity interests or any derivative instruments or short interests in any competitor of the Company held by such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith;

o

if any such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, intends to engage in a solicitation with respect to a nomination, a statement disclosing the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and a representation that such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert, therewith intends to deliver a proxy statement and form of proxy to holders of at least sixty-seven percent (67%) of the voting stock;

o

a certification that each such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Company and such person’s acts or omissions as a stockholder of the Company;

o

the names and addresses of other shareholders (including beneficial owners) known by any such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, to financially or otherwise materially support such nomination and to the extent known the class and number of all shares of the Company’s capital stock owned beneficially or of record by, and any other information contemplated by the Company’s by-laws with respect to, such other stockholders or other beneficial owners;

o

all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such stockholder, such beneficial owner and their respective affiliates or associates, or others acting in concert therewith, if any; and

o

any other information relating to such stockholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting. If stockholder giving the notice (or a qualified representative thereof) does not appear at the annual meeting of stockholders of the Company to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company.

5

The Nominating and Governance Committee will consider certain minimum qualifications for serving as a director including that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee will examine a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee will also seek to have the Board represent a diversity of backgrounds in regards to the anticipated needs of the Company as a whole to leverage the experience and education of each director in achieving the goals of the Company. The Nominating and Governance Committee will not assign specific weights to particular criteria and no particular criterion will necessarily be applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee may identify potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee will look for persons meeting the criteria above and take note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. If the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee will request a resume and other information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process will not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Compensation Committee reviews and assesses the adequacy of its charter annually. The Compensation Committee held three meetings during the fiscal year ended December 31, 2025.

As of the record date, the members of the Compensation Committee consisted of James Russell Bruner, Read Van de Water, and Richard Gerhardt (Chairperson). Each member of the Compensation Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of compensation committee members by Nasdaq listing rules and applicable SEC rules.

The Compensation Committee assists the Board in determining the compensation of the Company’s executive officers, certain other high-level managerial employees, board advisers, and directors of the Company, including but not limited to, the grant of restricted stock pursuant to the 2016 Equity Plan (and the 2026 Equity Incentive Plan, if approved) or other plan that may be established. The Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•	approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•	reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities, as well as those of such other high-level managerial employees as determined by the Compensation Committee (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers and other covered high-level managerial employees other than the Chief Executive Officer);
•	evaluating the level and form of compensation for Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•	advising the Board on compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;
•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•	reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement and recommending that such disclosures be included in our annual report on Form 10-K and proxy statement.

The Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers and other covered high-level managerial employees other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an officer or employee of the Company, or has or had at any time any relationship with the Company that requires disclosure under Item 404 of Regulation S-K.

7

Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Audit Committee held eight meetings during the fiscal year ended December 31, 2025 and met informally on a number of occasions.

As of the record date, the members of the Audit Committee consisted of James Russell Bruner (Chairperson), Read Van de Water, and Richard Gerhardt. Each member of the Audit Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of audit committee members by Nasdaq listing rules and applicable SEC rules. The Board has determined that Mr. Bruner is an audit committee “financial expert,” within the meaning of applicable SEC rules based upon his education, as he is a graduate of the University of Michigan Executive Program and Harvard Business School’s Advanced Management Program, and business-related experience.

The formal report of the Audit Committee is included in this proxy statement.

The Audit Committee oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm.

The Audit Committee has recommended that the audited financial statements for fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

Currently, the Company combines the roles of Chairman of the Board and Chief Executive Officer. Ashley B. Smith is Chairman of the Board and Chief Executive Officer. The Company believes that Mr. Ashley B. Smith’s history with the Company makes him an appropriate person to provide Chairman oversight. The Company has no lead independent director.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets. While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis. Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

The Company adopted a code of ethics that applies to the Chief Executive Officer, Chief Financial Officer, Corporate Controller, and persons performing similar functions. The Board of Directors approved the code of ethics on April 17, 2025. A copy may be obtained without charge by requesting one in writing from Secretary, Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, VA 22728. The code of ethics is also posted on the Company’s website at www.smithmidland.com on the home page.

Insider Trading Policy

The Company has adopted an insider trading policy and related procedures governing the purchase, sale or other disposition of the Company’s securities by the Company and its directors, officers and employees, which are designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, the insider trading policy prohibits short sales of the Company’s stock, certain forms of hedging or monetizing transactions, holding the Company’s stock in a margin account, or pledging the Company’s stock as collateral for a loan without prior advance approval from our Chief Executive Officer (no such advance approvals were granted to directors or named executives officers in 2025).

Communications between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

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Director Attendance at the 2025 Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature. All of the Company’s directors who were serving on the Board of Directors at the time of the 2025 Annual Meeting attended the Annual Meeting. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

In 2025, each non-employee member of the Board of Directors received annual cash compensation of $40,000 for service during the year. In February 2025, non-employee directors also received a one-time cash payment of $15,000 in lieu of annual 2024 equity compensation that had not been granted and issued in 2024. In December 2025, annual 2025 equity compensation with a grant date value of $15,000 for each non-employee director was authorized and subsequently issued in January 2026. In 2026, each non-employee director is expected to receive annual compensation consisting of $44,000 in cash and equity awards with a grant date value of $16,500.

The Company does not pay any additional compensation to directors who are members of management or are employed by the Company, but the Company reimburses all directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings or otherwise in their capacity as directors.

Fiscal 2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Ashley B. Smith (1)	—	—	—	—	—	—	—
James Russell Bruner	55,000	15,003	—	—	—	—	70,003
Matthew I. Smith (2)	—	—	—	—	—	—	—
Read Van de Water	55,000	15,003	—	—	—	—	70,003
Richard Gerhardt	55,000	15,003	—	—	—	—	70,003

(1)	All compensation for Mr. A. Smith is reported in Item 11. Compensation of Executive Officers.
(2)	Mr. M. Smith is employed by the Company. No additional compensation paid related to his position as a director.

Executive Officers

The executive officers of the Company are:

Name	Age	Director or Executive Officer Since	Position
Ashley B. Smith	64	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

Dominic L. Hunter	63	2025	Chief Financial Officer, Secretary, and Treasurer

For the biography of Mr. Ashley B. Smith please see “Proposal No. 1—Election of Directors”.

Dominic L. Hunter. Chief Financial Officer, Secretary, and Treasurer. Dominic L. Hunter has served as Chief Financial Officer, Secretary, and Treasurer of the Company since April 2025. Prior to joining the Company, Mr. Hunter served as Chief Financial Officer of iVenture Accounting Group, a public accounting firm, from June 2024 to March 2025. From 2020 to March 2024, Mr. Hunter was Chief Financial Officer of VersaTech, Inc., an IT services government contractor. From March 2025 to April 2025 and from March 2024 to June 2024, Mr. Hunter provided private consulting services. Mr. Hunter was Chief Financial Officer and Chief Operating Officer of The O’Gara Group, a private equity backed holding company that builds armored vehicles for the military and the Department of State, from 2016 to 2020 and Chief Financial Officer of Cyberpoint International, a provider of cybersecurity solutions to the United States and international intelligence community, from 2013 to 2016. From 2007 to 2013 Mr. Hunter held multiple roles, including Vice President and Assistant Corporate Controller, at SRA International, Inc., a publicly traded company. Mr. Hunter graduated with a B.S. in Accounting from the University of Virginia McIntire School of Commerce and is an active Certified Public Accountant.

9

Proposal No. 2

PROPOSAL TO ADOPT THE SMITH-MIDLAND CORPORATION 2026 EQUITY INCENTIVE PLAN

Overview

The Board of Directors recommends that the Company’s stockholders approve the Smith-Midland Corporation 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”), which the Board adopted on May 11, 2026, subject to stockholder approval. The purpose of the 2026 Equity Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected employees, directors and consultants who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit all stockholders of the Company through the additional incentives inherent in equity-based awards.

The summary below of the principal features of the 2026 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2026 Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of the 2016 Equity Incentive Plan

General. The 2026 Equity Incentive Plan authorizes us to provide equity-based compensation in the form of (i) Restricted Stock Awards, (ii) Restricted Stock Unit Awards (“RSUs”), (iii) Other Share-Based Awards; and (iv) Performance Awards, including Performance Shares and Performance Cash (collectively called “Awards”). The 2026 Equity Incentive Plan does not authorize the grant of stock options.

Number of Shares Authorized. The number of shares of Common Stock of the Company available for award under the 2026 Equity Incentive Plan is 400,000 shares. Upon stockholder approval of the 2026 Equity Incentive Plan, no further awards shall be made under the Company’s 2016 Equity Incentive Plan (the “2016 Equity Plan”) and the 2016 Equity Plan shall remain in effect only so long as awards made thereunder shall remain outstanding.

If any Award is forfeited, expires, lapses or otherwise terminates without the issuance of shares of Common Stock subject to such Award, such shares will again be available for future grant. In addition, any shares under the 2026 Equity Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the 2026 Equity Incentive Plan or the number and kind of shares covered by Awards then outstanding under the 2026 Equity Incentive Plan.

Administration. The Compensation Committee (or any subcommittee thereof formed by the Compensation Committee) or the full Board during such times as no committee is appointed by the Board of Directors or during such times as the Board of Directors is acting in lieu of the Compensation Committee (the “Committee”) will administer the 2026 Equity Incentive Plan. Subject to the other provisions of the 2026 Equity Incentive Plan, the Committee has the authority to:

•	interpret the 2026 Equity Incentive Plan;

•	establish and amend rules and regulations relating to the 2026 Equity Incentive Plan;

•	select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and
•	make all other determinations it deems necessary or advisable for the administration of the 2026 Equity Incentive Plan.

To the extent not inconsistent with applicable law or the rules of any or any national securities exchange on which the Company’s Common Stock is then traded, the Committee may delegate to (i) a committee of one or more directors any authority of the Committee under the 2026 Equity Incentive Plan and (ii) one or more executive officers or a committee of executive officers the right to grant Awards to employees who are not directors or executive officers of the Company.

Eligibility. The 2026 Equity Incentive Plan provides that Awards may be granted to employees, directors and consultants of the Company and its subsidiaries.

Each Award granted under the 2026 Equity Incentive Plan will be evidenced by a written award agreement between the participant and the Company (except where an Award vests upon grant), which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

The Awards Authorized Under the 2026 Equity Incentive Plan

Restricted Stock and Restricted Stock Unit Awards

An Award of Restricted Stock is a grant to the recipient of ownership of a specified number of shares of Common Stock which are subject to restrictions that lapse separately or in combination at such time or times as the Committee, in its discretion, determines. Each grant of Restricted Stock will specify the length of the restriction period, if any, and will include restrictions on transfer to third parties during the restriction period. Unless otherwise provided in the award agreement, the participant shall become a stockholder of the Company, with voting, dividend and other stockholder rights, with respect to the restricted stock awarded as of the date of grant.

Restricted Stock Units represent the right of the grantee of the RSU to receive from the Company a payment upon or after vesting of the RSU equal to the per share value of the Common Stock as of the date of grant, vesting date or other date determined by the Committee at the date of grant of the RSU. At the discretion of the Committee, RSUs may be settled by delivery of cash or shares, or a combination thereof, as determined by the Committee. RSUs may entitle the participant to receive credits for dividend equivalents, but not voting or other rights as a stockholder.

Other Share-Based Awards

Other Share-Based Awards may be granted by the Committee, either alone or in addition to other Awards granted under the 2026 Equity Incentive Plan, in the form and on such terms and conditions as the Committee shall determine.

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Performance Awards

Awards of Performance Shares and Performance Cash may be made under the 2026 Equity Incentive Plan. A Performance Share is a grant of a unit with a value equal to a designated number of shares of Common Stock. Performance Cash mean any cash incentives paid to the participant. A grant of Performance Shares or Performance Cash will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee.

Performance objectives may be established on a company-wide basis; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of units to which they pertain and the time and manner of payment of the Award, shall be specified in the Award Agreement.

The Committee may also condition the grant and vesting of a Restricted Stock Award, RSUs or an Other Share-Based Award on the achievement of performance objectives as described above.

General Provisions

Vesting. Each grant of Performance Shares and Performance Cash will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Restricted Stock or Restricted Stock Units shall specify the duration of any restriction period and any other conditions under which the Restricted Stock or Restricted Stock Unit would be forfeitable to the Company, including any applicable performance goals. Each grant may provide for the early termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

Dividends/Ownership Rights. Unless otherwise provided by the Committee, an Award of Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. Notwithstanding the foregoing, any dividends paid with respect to the Restricted Stock shall be subject to the same restrictions that apply to the underlying Award during the restriction period, unless otherwise provided by the Committee. A participant receiving a Restricted Stock Unit Award will not possess any rights of a stockholder with respect to such Award.

Transferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee in its sole discretion may provide for limited transfers of Awards, to certain family members, trusts for the benefit of certain family members, or as charitable donations.

Termination of Employment or Consulting Services. The Committee may take actions which it believes equitable under the circumstances or in the best interest of the Company with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, voluntary or involuntary termination of employment, or other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee.

Award Deferrals and Dividend Equivalents. An Award Agreement may provide for the deferral of the payment of any Award. The recipient of any Award, may be entitled to receive, on a deferred basis, amounts of cash, stock or other property dividends on shares of Common Stock underlying the Award. Any dividends or dividend equivalents provided with respect to Performance Awards or Restricted Stock, RSUs or other Share-Based Awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying Awards.

Change in Control

Unless otherwise provided in the participant’s Award Agreement, in the event of a Change in Control in which the successor company assumes or replaces a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a participant’s employment with such successor company (or a subsidiary thereof) terminates for any reason other than Cause (as defined in an Award Agreement) within 24 months following a Change in Control (or such other period set forth in the Award Agreement): (i) restrictions, limitations and other conditions on Restricted Stock and RSUs shall lapse and the Restricted Stock and RSUs shall become free of all restrictions, limitations and conditions and become fully vested, (ii) all Performance Awards shall be considered to be earned and payable (pro rata, based on the portion of the performance period  completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. An Award shall be considered assumed or replaced if following the Change in Control the assumed or replacement award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration received in the transaction constituting a Change in Control by holders of the Company’s shares of Common Stock for each share held on the effective date of such transaction. Unless otherwise provided in an Award Agreement, in the event of any Change in Control of the Company, to the extent the successor company does not assume or replace an Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) restrictions, limitations and other conditions applicable to Restricted Stock and RSUs that are not assumed or replaced shall lapse and the Restricted Stock and RSUs shall become free of all restrictions, limitations and conditions and become fully vested, (ii) all Performance Awards shall be considered to be earned and payable (pro rata, based on the portion of the performance period  completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

A “Change in Control” is defined in the 2026 Equity Incentive Plan as occurrence of any of the following events: (a) (i) sale of all or substantially all of the assets of the Company to any person or entity or group of persons or entities; (ii) any person or entity or group of persons or entities is or shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding or (iii) a merger or consolidation pursuant to which any person or entity or group of persons or entities becomes the “beneficial owner” (as defined in clause (ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction; or (b) consummation of a complete liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because 50% or more of the Company’s voting stock is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any subsidiary or (ii) any entity which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

11

Effective Date, Amendments, and Termination of the 2026 Equity Incentive Plan

The 2026 Equity Incentive Plan will be effective as of the date of approval by the Company’s stockholders. The 2026 Equity Incentive Plan terminates automatically on the tenth anniversary of the date of approval by the Company’s stockholders.

Certain U.S. Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the 2026 Equity Incentive Plan. The discussion is for general informational purposes only and does not purport to be a complete statement of applicable law or address specific U.S. federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL AND FOREIGN INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE 2026 EQUITY INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Restricted Stock

A participant that receives a restricted stock award under the 2026 Equity Incentive Plan normally will not be required to recognize income for federal income tax purposes at the time of grant, nor is the Company entitled to any deduction, to the extent that the Common Stock awarded has not vested (i.e., is no longer subject to a substantial risk of forfeiture). When any part of a restricted stock award vests, the participant will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested Common Stock on the vesting date (less the amount, if any, paid for the stock). The participant may, however, make an election, referred to as a Section 83(b) election, within 30 days following the grant of the restricted share award, to be taxed at the time of the grant of the award based on the fair market value of the Common Stock on the grant date. A participant who makes a Section 83(b) election will recognize ordinary taxable income on the grant date equal to the fair market value of the shares as if the shares were unrestricted. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to the restricted share award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant. The Company will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of the vested Common Stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

Restricted Stock Units

A participant generally will not be subject to tax upon the grant of an RSU Award. Upon the delivery of shares or cash pursuant to a RSU Award, the participant generally will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives. Such income will be subject to income tax withholdings. Subject to applicable limitations, the Company generally will be entitled to a corresponding tax deduction.

Other Share-Based Awards

The tax consequences of receiving Other Share-Based Awards will generally be governed by the principles set forth in Sections 61, 83 and 451 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and the specific terms of the applicable award. Generally, if an Other Share-Based Award is payable in the form of shares of Common Stock, a participant will recognize ordinary income at the time the shares are delivered in an amount equal to the fair market value of the shares received. If an Other Share-Based Award is paid in cash, the participant generally will recognize ordinary income upon receipt of the cash payment. Subject to applicable limitations and regulations, the Company generally will be entitled to a corresponding tax deduction.

A participant’s tax basis in any shares received generally will equal the fair market value of the shares on the date the participant recognizes income, and the participant’s holding period generally will begin on that date. Upon disposition of the shares, any subsequent gain or loss generally will be treated as capital gain or loss.

Performance Cash and Performance Shares

A participant generally realizes no taxable income and the Company is not entitled to a deduction when Performance Cash or Performance Shares are awarded, and the Company generally will not be entitled to a deduction at that time. When the Performance Cash and Performance Shares vest and become payable upon the achievement of the performance objectives, the participant generally will realize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to applicable limitations and regulations, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Withholding

The Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

New Plan Benefits

Future grants under the 2026 Equity Incentive Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the 2026 Equity Incentive Plan will depend on a number of factors, including the fair market value of the shares of Common Stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants under the 2026 Plan.

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Interests of Directors or Officers

The Company’s directors may grant Awards under the 2026 Plan to themselves as well as to the Company’s consultants, officers and other employees.

Vote Required

Approval of the 2026 Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

The Board of Directors unanimously recommends that Stockholders vote FOR the Adoption of the Smith-Midland Corporation 2026 Equity Incentive Plan.

13

Proposal No. 3

PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, P.C. AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR

THE YEAR ENDING DECEMBER 31, 2026

The Company has selected BDO USA, P.C. to serve as its independent registered public accountants for the year ending December 31, 2026.

Vote Required

Approval requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

The Board unanimously recommends that Stockholders vote FOR the ratification of the selection of BDO USA, P.C. as the independent registered public accountants for the Company for the year ending December 31, 2026.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of the Company.

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s independent registered public accounting firm, and the internal control functions as they relate to the preparation of the financial statements.

Among other things, the Audit Committee reviews and discusses with management and with the Company’s independent registered public accounting firm the results of the Company’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended December 31, 2025.

The Audit Committee acts pursuant to a written charter. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held eight meetings during the fiscal year ended December 31, 2025.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable Nasdaq listing rules and applicable SEC Rules. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them.

Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accountants for the fiscal year ended December 31, 2025, BDO USA, P.C., was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, P.C., the Company’s audited financial statements as of and for the year ended December 31, 2025. The Audit Committee also discussed with BDO USA, P.C. the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, P.C. its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.

Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, P.C. the scope and results of their respective assessments of the Company’s internal control over financial reporting. The Audit Committee meets once each quarter with its independent registered public accounting firm and management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings press releases. The Audit Committee also intends to meet separately with its independent registered public accounting firm without the members of management present on at least an annual basis.

Based on the review and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

The Audit Committee:
James Russell Bruner
Read Van de Water
Richard Gerhardt

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AUDIT AND RELATED FEES

The aggregate fees billed for each of the past two fiscal years for professional services rendered by BDO USA, P.C., Richmond, VA, the principal accountant for the audit of the Company for the years ended December 31, 2025 and December 31, 2024; for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other fees for products and services are shown in the table below (in thousands).

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-K and 10-Q’s or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Tax Fees Includes fees with respect to services for tax compliance, tax advice and tax planning. There were no such fees billed in 2025 or 2024.

Audit-Related Fees. Includes fees billed for services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no such fees billed in 2025 or 2024.

All Other Fees Includes fees billed for services not classified in any of the above categories. There were no such fees billed in 2025 or 2024.

The Company has a separate standing Audit Committee. All members of the Audit Committee are considered to be independent within the meaning of the applicable Nasdaq listing rules and applicable SEC rules.

Audit Committee Pre-Approval Policy. In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services performed by its independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules.

Fees billed for services by BDO USA, P.C. related to fiscal 2025 and fiscal 2024 are as follows:

	(in thousands)
	2025	2024
Audit Fees	$525	$480
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—

Total Fees	$525	$480

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of May 22, 2026, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (2)	Percentage of Class
Rodney I. Smith (1)(3)	534,499	10.1%

Ashley B. Smith (1)(3)	177,689	3.3%

James Russell Bruner (1)	7,008	*

Matthew I. Smith (1)(3)	10,206	*

Read Van de Water (1)	414	*

Richard Gerhardt (1)	7,206	*

Dominic L. Hunter (1)	408	*
Thompson Davis & Co., Inc. (4)	1,841,775	34.7%

All directors and executive officers as a group (6 persons)	202,931	3.8%

* Less than 1%.

(1) The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, James Russell Bruner, Matthew I. Smith, Richard Gerhardt, Dominic L. Hunter and Ms. Read Van de Water is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Ashley B. Smith and Matthew I. Smith are brothers and the sons of Rodney I. Smith. Each of Rodney I. Smith, Ashley B. Smith, and Matthew I. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4) Address of holder is 9030 Stony Point Pkwy, Ste 100, Richmond, VA 23235. Based on the Form 13-F filed with the Securities and Exchange Commission on April 16, 2026 by Thompson Davis & Co., Inc.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2025 regarding the Company’s equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	89,061
Total	—	—	89,061

(1) The Company’s 2016 Equity Incentive Plan (the “2016 Equity Plan”) has a balance of 89,061 shares of stock unissued and available for award at December 31, 2025.

On October 13, 2016, the Company’s Board of Directors adopted the 2016 Equity Plan. Employees, directors and consultants of the Company are eligible to participate in the 2016 Equity Plan. The Equity Plan is administered by the Compensation Committee of the Board of Directors or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the committee (the “Committee”). The 2016 Equity Plan provides for the grant of equity-based compensation in the form of restricted stock, restricted stock units, performance shares, performance cash and other share-based awards. The Committee has the authority to determine the type of award, as well as the amount, terms and conditions of each award, under the 2016 Equity Plan subject to the limitations and other provisions of the 2016 Equity Plan. An aggregate of 400,000 shares of Common Stock were authorized for issuance under the 2016 Equity Plan, subject to adjustment for stock splits, dividends, distributions, recapitalizations and other similar transactions or events, of which amount 89,061 remains available for issuance at December 31, 2025. If any shares subject to an award are forfeited, expire, or otherwise terminate without issuance of such shares, such shares shall, to the extent of such forfeiture, expiration, or termination, again be available for issuance under the Equity Plan.

In response to Item 402(x)(1) of Regulation S-K, the Company does not currently have any program, plan or obligation that requires it to grant equity awards on specific dates. The Compensation Committee does not have a practice or policy of granting equity awards in anticipation of the disclosure of material non-public information and the Company does not time the disclosure of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits the Company’s named executive officers.

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Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for 2025 and 2024 to the principal executive officer, as well as the other executive officer of the Company (the “named executive officers”):

Summary Compensation Table

	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Ashley B. Smith	2025	$479,148	$135,769	-	$13,363	$628,280
Chief Executive Officer and President (3)	2024	$377,344	$82,915	-	$13,234	$473,493
Dominic L. Hunter	2025	$187,465	$—	-	$0	$187,465
Chief Financial Officer, Secretary, and Treasurer (4)
Stephanie Poe	2024	$107,298	$20,910	-	$5,103	$133,311
Former Chief Financial Officer, Secretary, and Treasurer (5)(6)

(1) Represents salaries paid in 2025 and 2024 for services provided by each named executive officer serving in the capacity listed.

(2) Represents amounts paid for annual performance-based bonus related to operations for the prior year and in part for the current year.

(3) “All Other Compensation” includes Company matching contributions to the 401(k) plan in the amounts of $13,363 and $13,234 for the years 2025 and 2024, respectively.

(4) Mr. Hunter was hired effective April 17, 2025.

(5) “All Other Compensation” includes Company matching contributions to the 401(k) plan in the amount of $5,103 for the year 2024.

(6) Ms. Poe resigned on July 17, 2024.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2025.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Ashley B. Smith	—	—	—	—	—	—	—	—
Dominic L. Hunter	—	—	—	—	—	—	—	—
TOTAL	—	—			—	—	—	—

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Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company has entered into an employment agreement (the “Employment Agreement”), dated as of November 11, 2020, with Ashley B. Smith pursuant to which Mr. Smith serves as the Chief Executive Officer and President of the Company.

The Employment Agreement was initially for a term of three years commencing on November 11, 2020 (the “Effective Date”) through and including November 10, 2023 (the “Employment Period”). Commencing on the first anniversary of the Effective Date, and on each annual anniversary thereafter (such date and each annual anniversary thereof shall be hereinafter referred to as the “Renewal Date”), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 180 days prior to the Renewal Date the Company shall give notice to Mr. Smith, or Mr. Smith shall give notice to the Company, that the Employment Period shall not be so extended. The Employment Agreement provided for an initial base salary (“Base Salary”) of $300,000 per year, with an increase of no less than 3% per annum, based on advice provided by a compensation consultant in 2019. Mr. Smith’s Base Salary shall be reviewed annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”) pursuant to its normal performance review policies for senior executives and may be increased but not decreased. Mr. Smith is also entitled to receive an annual bonus incentive payment (the “Incentive Bonus Payment”) as determined by the Compensation Committee in its discretion and, if applicable, in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Compensation Committee with respect to such fiscal year. Mr. Smith shall also be eligible to participate in long term cash and equity incentive plans and programs applicable to senior officers of the Company.

The Employment Agreement further provides that if Mr. Smith is terminated by the Company without Cause or leaves the Company with Good Reason (generally, for material diminution in Mr. Smith’s Base Salary, target Incentive Bonus Payment, or position, authority, duties or responsibilities, relocation of Mr. Smith’s principal place of business to a location more than 30 miles from Mr. Smith’s principal place of business or material breach by the Company of the Employment Agreement), Mr. Smith shall be paid his Base Salary pro-rated through the date of termination, any Incentive Bonus Payment earned for a prior award period but not yet paid, any accrued vacation or paid time off to the extent not paid and unreimbursed business expenses (collectively, the “Accrued Obligations”) and any other amounts or benefits required to be paid or provided or which Mr. Smith is eligible to receive through the date of termination (the “Other Benefits”). In the event such termination occurs within two years following a change of control, Mr. Smith shall also be entitled to a lump sum payment equal to the product of (a) 2.99 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). In the event such termination does not occur within two years following a change of control, Mr. Smith shall be entitled to receive an aggregate amount, payable in equal monthly cash payments over a period of 24 months, equal to the product of (a) 2.0 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). The Company shall also continue to provide Mr. Smith and his dependents with health and other insurance coverage for 24 months following such termination.

If Mr. Smith’s employment is terminated for Cause, because Mr. Smith voluntarily resigns without Good Reason or due to the death of Mr. Smith, Mr. Smith, or his estate, as applicable, shall be paid the Accrued Obligations and the Other Benefits. If Mr. Smith’s employment is terminated due to disability, Mr. Smith shall be paid his Base Salary in equal monthly payments for one year commencing on the date of termination, the Target Incentive Bonus Payment for the year of termination of employment (or, if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination), the Accrued Obligations and the Other Benefits.

Mr. Smith is also subject to non-competition and non-solicitation restrictions during the Employment Period and for a period of two years thereafter.

The Company has an agreement with its former Chief Executive Officer and former Chairman of the Board, Rodney I. Smith. Mr. Smith ceased providing services as Chief Executive Officer in May 2018. The agreement provides for an annual royalty fee of $99,000 payable as consideration for his assignment to the Company of all of Mr. Smith’s rights, title and interest in certain patents. Payment of the royalty continues for as long as the Company is using the inventions underlying the patents. Mr. Smith is currently being compensated with respect to royalty payments in accordance with the agreement.

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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our sole Non-PEO named executive officer (“NEO”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Summary Compensation Table Total for Sole Non-PEO NEO (1)	Compensation Actually Paid to Sole Non-PEO NEO (1)(2)(3)	Value of Initial Fixed $100 Investment Based on TSR (4)	Net Income
2025	$628,280	$628,280	$187,465	$187,465	$177	$12,506,000
2024	$473,493	$433,833	$133,311	$133,311	$217	$7,675,000

2023	$365,191	$665,971	$163,582	$163,507	$193	$795,000

(1) The PEO for fiscal years 2025, 2024, and 2023 was Ashley B. Smith. The sole non-PEO NEO for fiscal year 2025 was Dominic L. Hunter, the Company’s current Chief Financial Officer, and for the fiscal years 2024 and 2023 was Stephanie Poe, the Company’s former Chief Financial Officer for such years.

(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3) To calculate the amounts of Compensation Actually Paid to the PEO and Non-PEO in each of 2025, 2024 and 2023, the following adjustments were made to the PEO’s and Non-PEO NEO’s Summary Compensation Table Total for each respective year:

	2025		2024		2023
Elements Subtracted/Added to Calculate Compensation Actually Paid	PEO	Non-PEO NEO	PEO	Non-PEO NEO	PEO	Non-PEO NEO

Summary Compensation Table Total	$628,280	$187,465	$473,493	$133,311	$365,191	$163,582

Plus fair value of equity compensation granted in the covered fiscal year outstanding and unvested at the end of the current fiscal year and valued at the end of the current fiscal year	—	—	—	—	—	—

(Minus) Fair value of equity compensation granted in the covered fiscal year outstanding and unvested at the end of the covered fiscal year shown in the Summary Compensation Table	—	—	—	—	—	—

Change in fair value from the end of the prior fiscal year of equity compensation outstanding and unvested at the end of the current fiscal year for equity awards granted in prior fiscal years	—	—	—	—	301,530	—

Plus fair value as of the vesting date of equity compensation granted and vested in the covered fiscal year	—	—	—	—	—	—

Change in fair value from the end of the prior fiscal year to the vesting date of any equity compensation granted in prior fiscal years and vested in the covered fiscal year	—	—	(39,660)	—	(750)	(75)

(Minus) fair value of equity forfeited in the current fiscal year	—	—	—	—	—	—

Compensation Actually Paid	$628,280	$187,465	$433,833	$133,311	$665,971	$163,507

(4) Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2022 and ending December 31, 2023, 2024, and 2025 respectively, calculated in accordance with Item 201(e) of Regulation S-K.

Relationship Between Compensation Actually Paid and Total Shareholder Return

TSR increased from $193 at December 31, 2023 to $217 at December 31, 2024 before declining to $177 at December 31, 2025. During the same period, Compensation Actually Paid (“CAP”) to our PEO was $665,971 in 2023, $433,833 in 2024, and $628,280 in 2025, while CAP to our Non-PEO NEO was $163,507 in 2023, $133,311 in 2024, and $187,465 in 2025.

The Company’s stock price, and therefore TSR, may be influenced by a variety of factors, including overall market conditions, industry trends, investor sentiment, macroeconomic developments, and expectations regarding future performance. As a result, changes in Compensation Actually Paid (“CAP”) and TSR may differ in magnitude or timing from year to year and the increases or decreases in each may not necessarily correlate.  For fiscal 2024 and 2023, fluctuations in CAP for our PEO were significantly affected by changes in the Company’s stock price, due to our PEO realizing a large increase in stock value during 2023 with a small decrease in stock value in 2024.  CAP for our PEO in fiscal 2025 was not similarly impacted by stock price because no stock compensation was granted or vested during such year.  For fiscal 2025 compared to 2024, fluctuations in CAP for our PEO were significantly affected by higher cash performance-based bonus related to operations in the prior and current years. The Company’s CAP for our Non-PEO NEO was significantly driven by the transition from the  Company’s former Non-PEO NEO,  who concluded working for the Company in July 2024 resulting in the decrease in CAP from 2023 to 2024, to  the Company’s current Non-PEO NEO, who began working for the Company in April 2025 resulting in the increase in CAP from 2024 to 2025.

21

Relationship Between Compensation Actually Paid and Net Income

Net income increased substantially during the periods presented, from $795,000 in 2023 to $7.675 million in 2024 and $12.506 million in 2025. During the same period, CAP to our PEO was $665,971 in 2023, $433,833 in 2024, and $628,280 in 2025, while CAP to our Non-PEO NEO was $163,507 in 2023, $133,311 in 2024, and $187,465 in 2025. As reflected in the Pay Versus Performance Table, changes in CAP were not directly proportional to changes in net income.

Although net income is an important measure of the Company’s financial performance, CAP does not necessarily move in correlation with net income. Because CAP includes the year-end and vesting-date fair values of equity awards, changes in the Company’s stock price can significantly affect CAP from year to year. As a result, CAP may increase or decrease even during periods when net income moves in a different direction. Despite our increase in net income from 2023 to 2024, CAP decreased during such period for both our PEO and Non-PEO NEO. This decrease for the PEO was due in part to the PEO realizing a large increase in stock value during 2023 with a small decrease in stock value in 2024 as noted above. Taking only the cash portion of the PEO’s CAP into account, compensation did, in fact, increase for each of the years presented in the Pay Versus Performance Table, albeit at a much lesser proportion than the increase in Net Income during such periods.  The increase in CAP for the PEO in 2025 was influenced by performance-based bonus related to operations in the prior and current years. As noted above, the changes in CAP for the Non-PEO NEO were significantly driven by the Company’s 2023 and 2024 Non-PEO NEO no longer being employed by the Company beginning in July 2024, and the 2025 Non-PEO NEO beginning working for the Company in April 2025.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of BDO USA, P.C., our current independent registered public accountants, is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed May 22, 2026 as the record date for the determination of Stockholders entitled to vote at this Annual Meeting. As of that date, 5,306,554 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies electronically or by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

If you own Common Stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy in accordance with the instructions contained herein, bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning Common Stock in street name should follow the instructions provided by the bank, broker or other nominee holding the shares regarding the revocation of voting instructions and voting at the Annual Meeting.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Common Stock (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely upon the Company’s review of such reports, the Company believes that during the fiscal year ended December 31, 2025, all such 16(a) filing requirements applicable to the Reporting Persons were timely satisfied other than: a Form 3 filing for Dominic L. Hunter was filed late; a Form 4 filing for Read Van de Water reporting one transaction was filed late; and a Form 4 filing for James Russell Bruner reporting one transaction was filed late. Such late filings were due to administrative difficulties due to revised “EDGAR” coding procedures.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On an ongoing basis, the Company reviews all “related party transactions” (those transactions that are required to be disclosed by Item 404 of SEC Regulation S-K), if any, for potential conflicts of interest and all such transactions must be approved by the Board of Directors. Since January 1, 2025, there have been no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Pursuant to SEC Rule 14a-8 under the Exchange Act, in order to be included in proxy material for next year’s Annual Meeting, stockholders’ proposed resolutions must be received by the Company no later than February 5, 2027.

In addition, the by-laws of the Company require advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at the Company’s principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Accordingly, pursuant to the Company’s by-laws, if notice of any stockholder proposal is received earlier than March 18, 2027 or after April 17, 2027, then the notice will be considered untimely and may be excluded from consideration at such meeting. If the Board of Directors chooses to present a proposal submitted after April 17, 2027 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

Notwithstanding the above, if the next annual meeting of stockholders is to be held more than 30 days before or more than 60 days after the anniversary date of this Annual Meeting, then the notice described above must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or if the public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date that public disclosure of the annual meeting was first made.

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HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers, and other nominee record holders may have sent a proxy statement, proxy card, and an annual report to stockholders to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

The Company makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. The filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.smithmidland.com) and click on the heading “Investors/SEC Filings.” Copies of Smith-Midland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary at Smith-Midland at 5119 Catlett Road, Midland, VA 22728.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Ashley B. Smith
Ashley B. Smith
Chairman of the Board of Directors
Midland, Virginia June 2, 2026

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE IF YOU RECEIVED THIS PROXY IN THE MAIL, OR FOLLOW THE INSTRUCTIONS CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE ON THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED ON THE INTERNET.

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Appendix A

SMITH-MIDLAND CORPORATION

2026 EQUITY INCENTIVE PLAN

Smith-Midland Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following Smith-Midland Corporation 2026 Equity Incentive Plan (the “Plan”).

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors and consultants of the Company and its Subsidiaries who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. “Award” shall mean any Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Award granted pursuant to the provisions of the Plan.

2.2. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3. “Board” shall mean the board of directors of the Company; a member thereof may be referred to herein as a “director.”

2.4. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5. “Committee” shall mean the Compensation Committee of the Board or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the Committee; provided that, at any time that securities of the Company are listed on a national securities exchange, including the Nasdaq Stock Market (“NASDAQ”), the Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act and (ii) an “independent director” to the extent required by the rules and regulations of the national securities exchange on which the Shares are then listed.

2.6. “Director” shall mean a member of the Board who is not an employee of the Company or any of its Subsidiaries.

2.7. “Dividend Equivalents” shall have the meaning set forth in Section 11.5.

2.8. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.9. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.10. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares means, on any given date, (i) if the Shares are then listed on a national securities exchange, including NASDAQ, the closing sales price per Share on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if Shares are not then listed on a national securities exchange but are then quoted on another stock quotation system, the closing price for the Shares as quoted on such quotation system on such date, or if no sale was made on such date on such quotation system, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine.

2.11. “Indemnifiable Person” has the meaning given such term in Section 9.1of the Plan.

2.12. “Option” shall mean any right granted to a Participant allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.13. “Other Share-Based Award” shall have the meaning set forth in Section 7.1.

2.14. “Participant” shall mean an Employee or director of the Company who is selected by the Committee to receive an Award under the Plan.

2.15. “Payee” shall have the meaning set forth in Section 12.1.

2.16. “Performance Award” shall mean any Award of Performance Cash or Performance Shares granted pursuant to Article 8.

2.17. “Performance Cash” shall mean any cash incentives granted pursuant to Article 8 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.18. “Performance Period” shall mean the period established by the Committee of not less than 6 months during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.19. “Performance Share” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.20. “Permitted Assignee” shall have the meaning set forth in Section 11.3.

A-1

2.21. “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

2.22. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.23. “Restricted Stock Award” shall have the meaning set forth in Section 6.1.

2.24. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25. “Restricted Stock Unit Award” shall have the meaning set forth in Section 6.1.

2.26. “Shares” shall mean the shares of the common stock of the Company, par value $0.01 per share.

2.27. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.28. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided in Section 11.2, a total of 400,000 Shares shall be authorized for issuance under the Plan.

(b) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that withholding tax liabilities arising from such an Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee or director of the Company shall be eligible to be selected as a Participant.

4.2. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares or dollar value to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or any national securities exchange on which the Shares are then traded, the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not directors or executive officers of the Company.

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5. OPTIONS

5.1. Notwithstanding anything in the Plan to the contrary, Options may not be granted under the Plan.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1. Grants. Awards of Restricted Stock and Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless (i) the Committee determines that there are no vesting conditions or (ii) the Committee applies Article 9 to the Award as provided in Section 9.1. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

6.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant. Notwithstanding any other provision in the Plan, no Award Agreement shall be required in the event that Restricted Stock vests upon grant.

6.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess any rights of a stockholder with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award. Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

6.4. Effect of Termination of Employment. The Award Agreement for Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

6.5. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7. OTHER SHARE-BASED AWARDS

7.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation. Other Share-Based Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee.

7.2. Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents and cash and any property distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

7.3. Effect of Termination of Employment. The Award Agreement for an Other Share-Based Award shall set forth the extent to which the Award will be retained following termination of the Participant’s employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

7.4. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8. PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Cash or Performance Shares, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee.

8.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

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8.4. Effect of Termination of Employment. The Award Agreement for Performance Awards shall set forth the extent to which the Participant shall have the right to retain Performance Awards following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

8.5. Payment. Except as provided in Article 10 or as may be provided in an Award Agreement, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. INDEMNIFICATION

9.1 Right to Indemnification. No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

10. CHANGE IN CONTROL PROVISIONS

10.1. Treatment of Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or replaces a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or a subsidiary thereof) terminates (other than a termination by the Company for cause (as defined in an Award Agreement) within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable): (i) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (ii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 10.1, a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award shall be considered assumed or replaced if following the Change in Control, the assumed or replacement award confers the right to purchase or receive, for each Share subject to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share subject to Award on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).

(b) Unless otherwise provided in an Award Agreement, in the event of any Change in Control of the Company, to the extent the successor company does not assume or replace a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or replaced shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (ii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

10.2. Change in Control. For purposes of the Plan, Change in Control means the occurrence of any of the following events:

(a) (i) sale of all or substantially all of the assets of the Company to any Person or group of Persons; (ii) any Person or group of Persons is or shall become the “beneficial owner” (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding or (iii) a merger or consolidation pursuant to which any Person or group of Persons becomes the “beneficial owner” (as defined in clause (ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction; or

(b) consummation of a complete liquidation or dissolution of the Company.

Notwithstanding anything in the foregoing definition of a Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because 50% or more of the Company’s voting stock is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any Subsidiary or (ii) any entity which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

11. GENERALLY APPLICABLE PROVISIONS

11.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act. Unless required by applicable law, rule or regulation, no amendments to, or suspension or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

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11.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, in the aggregate or to any one Participant, and, in the number, class and kind of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar awards denominated in the shares of another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any Award shall always be a whole number.

11.3. Transferability of Awards. Except as provided below, no Award and no Shares subject to Awards described in Article 7 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent approved by the Committee, in its sole discretion, and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

11.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a director of the Company), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

11.5. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award), may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

12. MISCELLANEOUS

12.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the delivery of Shares or cash, (c) the lapse of any restrictions in connection with any Award or (d) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

12.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

12.3. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

12.4. Forfeiture Events. (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company and/or a Subsidiary, violation of material Company and/or Subsidiary policies, breach of noncompetition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

(b) All Awards made under the Plan (whether vested or unvested) are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant.

12.5. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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12.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

12.7. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

12.9. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

12.10. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

12.11. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Virginia without reference to principles of conflict of laws, and construed accordingly.

12.12. Effective Date of Plan; Termination of Plan. The Plan shall be effective on ___________, 2026, the date of the approval of the Plan by the Shareholders. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

12.13. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

12.14. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

12.15. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization, the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

12.16. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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SMITH-MIDLAND CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETINGOF STOCKHOLDERS – THURSDAY, JULY 16, 2026 AT 4:00 PM EASTERN TIME
CONTROL ID:
REQUEST ID:

The undersigned herby appoints Ashley B. Smith and Dominic Hunter or either of them as proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Warrenton-Fauquier Airport Terminal, 1533 Iris Trail, Midland, VA 22728,  on Thursday, July 16, 2026 at 4:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Ashley B. Smith and Dominic Hunter, or either of them, to vote in accordance with their judgement on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice.

The shares represented by this proxy will be voted for and in favor of the items set forth unless a contrary specification is made.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, internet or phone, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SMID
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF SMITH-MIDLAND CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THE
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.
Proposal 1		→	FOR	WITHHOLD
Election of directors:
	Ashley B. Smith		☐	☐		CONTROL ID:
	James Russell Bruner		☐	☐		REQUEST ID:
	Matthew I. Smith		☐	☐
	Read Van de Water		☐	☐
	Richard Gerhardt		☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Proposal to approve the Smith-Midland Corporation 2026 Equity Incentive Plan.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	Proposal to ratify and approve the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2026.		☐	☐	☐
Note:
In their discretion to transact such other business as may properly come before the meeting or any adjournments thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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